November 13, 2014 2014 Q4 Earnings Conference Call November 13, 2014

November 13, 2014 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read AmeriGas’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of propane, increased customer conservation measures, the impact of pending and future legal proceedings, political, regulatory and economic conditions in the United States and in foreign countries, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. AmeriGas undertakes no obligation to release revisions to its forward- looking statements to reflect events or circumstances occurring after today. About This Presentation

November 13, 2014 Jerry Sheridan CEO of AmeriGas

November 13, 2014 4 Q4 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $46.5 $48.3 $30 $35 $40 $45 $50 Q4 2013 Q4 2014 Adjusted EBITDA*, $ Millions

November 13, 2014 5 Fiscal 2014 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $617.7 $664.8 $500 $540 $580 $620 $660 $700 FY2013 FY2014 Adjusted EBITDA*, $ Millions

November 13, 2014 6 AmeriGas Cylinder Exchange (ACE) • Volume growth up 8% in fiscal 2014 • Added over 1,300 new locations • Now 48,000 distribution locations nationwide National Accounts • 22% volume growth in fiscal 2014 • Over 50 new accounts added Local Acquisitions • Seven deals closed in fiscal 2014 Growth Initiatives

November 13, 2014 7 Strong Balance Sheet • Leverage Ratio ~ 3.6x • Distribution coverage - 1.2x Earnings Power • Earnings have nearly doubled from just two years ago • FY15 Adjusted EBITDA Guidance of $670MM-$700MM • Supports long-term goals of 3%-4% EBITDA growth and 5% distribution growth Strategic Milestones

November 13, 2014 Q&A

November 13, 2014 Appendix

November 13, 2014 10 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its business segments as the profitability measure for its domestic propane segment.

November 13, 2014 11 AmeriGas Partners EBITDA Reconciliation 2014 2013 2014 2013 Net (loss) income attributable to AmeriGas Partners, L.P. (47,347)$ (54,056)$ 289,893$ 221,222$ Income tax expense 407 1,155 2,611 1,671 Interest expense 40,617 41,213 165,581 165,432 Depreciation 37,095 41,638 154,020 159,306 Amortization 10,784 10,740 43,195 43,565 EBITDA 41,556$ 40,690$ 655,300$ 591,196$ Heritage Propane acquisition and transition expense - 5,793 - 26,539 Net losses on commodity derivative instruments entered into beginning April 1, 2014, not associated with current period transactions 6,714 - 9,495 - Adjusted EBITDA 48,270$ 46,483$ 664,795$ 617,735$ September 30, Three Months Ended Twelve Months Ended September 30,

November 13, 2014 12 AmeriGas Partners Adj. EBITDA Guidance Reconciliation Forecast Fiscal Year Ending September 30, 2015 Net income attributable to AmeriGas Partners, L.P. (estimate) 323,000$ Interest expense (estimate) 163,000 Income tax expense (estimate) 4,000 Depreciation (estimate) 154,000 Amortization (estimate) 41,000 Adjusted EBITDA (c) 685,000$ (c) Represents the midpoint of Adjusted EBITDA guidance range for fiscal 2015. Forecasted net income attributable to AmeriGas Partners, L.P. for fiscal 2015 excludes the impact of potential gains or losses on commodity derivative instruments not associated with current period transactions since this number cannot be reasonably estimated / forecasted.

November 13, 2014 Investor Relations: 610-337-1000 Daniel Platt (x1029) plattd@ugicorp.com